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                                                               EXHIBIT 10.15(b)




                             MODIFICATION AGREEMENT


         THIS MODIFICATION AGREEMENT (this "Agreement") is made and entered into as of the 1st day of October, 1996, by and among MELLON BANK, N.A. (the "Lender"), NEWMARK HOME CORPORATION, a Nevada corporation ("Newmark"), NHC Homes, Inc., a Nevada corporation ("NHC"), and Newmark Homes, L.P., a Texas limited partnership ("NHLP").


                              W I T N E S S E T H:

         WHEREAS, Lender has previously extended or agreed to extend credit to Newmark as evidenced by that certain Construction Loan Agreement dated as of January 10, 1996 (such Construction Loan Agreement, as amended from time to time, being referred to herein as the "Loan Agreement"), with advances evidenced by the Revolving Construction Facility Note of same date in the original principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000) (the "Note"); and

         WHEREAS, Newmark is the present owner of the Mortgaged Property (as defined in the Mortgages hereinafter described); and

         WHEREAS, Newmark has agreed to transfer, assign and convey by general warranty deed (and subject to the indebtedness and liabilities of Newmark under the Loan Agreement and the Note) the Mortgaged Property to NHC, and to assign the obligations under the Loan Agreement, the Note, and the Security Instruments (as defined in the Loan Agreement) to NHC which has, in turn, agreed to immediately transfer, assign and convey the Mortgaged Property to NHLP by general warranty deed and to additionally assign the obligations, indebtedness and liabilities under the Loan Agreement, the Note and the Security Instruments to NHLP; and

         WHEREAS, NHLP desires to assume the obligations, indebtedness and liabilities under the Loan Agreement, the Note and the Mortgages (hereinafter defined) and to be accorded the rights of the "Borrower" under the Loan Agreement; and

         WHEREAS, Lender is the present owner and holder of the Note and the "Beneficiary" under the Mortgages and Newmark, NHC and NHLP and Lender desire to amend and modify the Loan Agreement, the Note and the Mortgages as set forth below; and

         WHEREAS, said Loan Agreement and the Mortgages provide that a conveyance of the Mortgaged Property by Newmark without the consent of Lender or Beneficiary, as the case may be, is an "Event of Default" thereunder; and

         WHEREAS, Lender has filed for record a Master Form Deed of Trust, Security Agreement and Financing Statement in the Real Property Records of various counties as set
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forth on Exhibit A attached hereto (the "Master Deed of Trust"), and Newmark has executed and delivered as security for the indebtedness, covenants and obligations of Newmark under the Loan Agreement and the Note various Deeds of Trust, Security Agreements and Financing Statements in favor of J. Dickson Rogers, Trustee, for the benefit of Lender incorporating by reference the terms and conditions of the Master Deed of Trust and, among other things, describing the indebtedness secured and the property covered thereby, recorded as indicated in Exhibit B attached hereto and covering the Mortgaged Property as described therein and in Exhibit C attached hereto (such Deeds of Trust, Security Agreements and Financing Statements are herein called the "Mortgages"); and

         WHEREAS, the Lender is willing to consent to the transfer of title to the Mortgaged Properties from Newmark to NHC and from NHC to NHLP and the assumption of the obligations and Indebtedness (as defined in the Loan Agreement and the Mortgages) referred to above by NHLP, on the terms and conditions set forth below; and

         NOW, THEREFORE, in consideration of the mutual covenants, considerations and agreements contained herein, it is agreed as follows:

                                       I.

         Subject to the terms and conditions hereof, Lender hereby consents to the transfer and conveyance of the Mortgaged Property to NHC from Newmark, subject to the Indebtedness which is secured in part by liens and security interests on the Mortgaged Property granted for the benefit of Lender. Subject to the terms and conditions hereof, Lender hereby further consents to the transfer and conveyance of the Mortgaged Property to NHLP from NHC, and the assumption by NHLP of the Indebtedness under the Note, Loan Agreement and the Security Instruments secured in part by the liens and security interests on the Mortgaged Property granted for the benefit of Lender and the assumption by NHLP of the liabilities and obligations of Newmark under the Loan Agreement, Mortgages and other Security Instruments. Lender hereby agrees that upon completion of the transactions described herein, NHLP shall have the rights of "Borrower" under the Loan Agreement.

                                      II.

         Upon conveyance of the Mortgaged Property from Newmark to NHC, NHC does hereby assume and agree to perform all of the obligations of "Borrower" or "Grantor" contained in the Loan Agreement, the Note and the Mortgages, as modified; provided, however, notwithstanding anything to the contrary, it is expressly understood and agreed by all parties hereto that NHC is taking the Mortgaged Property subject to the Indebtedness and does not intend, and has not by the execution of this Agreement, assumed or agreed to assume the payment of, nor shall NHC be personally liable for, payment of the Note described above. NHC shall be liable upon the Indebtedness evidenced by the Note, all sums to accrue or to become payable thereon and all amounts covenanted to be paid by NHC under the Loan Agreement, the Mortgages and the Security Instruments only to the extent of the security for the payment thereof including, without limitation, all properties, rights and estates described in





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the Mortgages.  If default occurs in the timely and prompt payment of all or part of such Indebtedness, as and when due from time to time and at maturity, howsoever such maturity may be brought about, any judicial proceedings against NHC brought by Lender or other holder of the Note shall be limited to the preservation, enforcement and foreclosure of the liens and security interests granted under the Mortgages now or at any time hereafter securing the payment hereof, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of NHC other than the properties, rights, estates, and interests, described in the Mortgages securing the Note. In the event of foreclosure of such liens and security interests granted under the Mortgages securing the payment of the Note by private power of sale or otherwise, no judgment for any deficiency upon such indebtedness, sums and amounts shall be obtainable by Lender or other holder of the Note against NHC or its successors, assigns, or other legal representatives. NHC does hereby ratify and confirm the liens and security interests on the Mortgaged Property granted for the benefit of Lender in the Mortgages and agrees that such liens and security interests are valid and subsisting and are hereby renewed and carried forward.

                                      III.

         Upon conveyance of the Mortgaged Property from NHC to NHLP, NHLP does hereby assume and agree to perform all of the obligations of "Borrower" or "Grantor" contained in the Loan Agreement, the Note, and the Mortgages, as modified, it being understood and agreed by all parties hereto that NHLP intends to and does hereby assume and become personally liable for the payment of the Note referred to above and that NHLP shall be personally liable upon the Indebtedness pursuant to the Loan Agreement and the Mortgages including, without limitation, that evidenced by the Note, all sums to accrue or to become payable thereon and all amounts covenanted to be paid by "Grantor" under the Mortgages and by "Borrower" under the Loan Agreement and Security Instruments.

                                      IV.

         Upon the conveyance of the Mortgaged Property to NHLP and the satisfaction of Lender's conditions hereto, the Mortgages, as modified, shall be hereby amended to include Newmark Homes, L.P., a Texas limited partnership, in said documents as "Grantor". NHLP does hereby ratify and confirm the liens and security interests on the Mortgaged Property granted in the Mortgages for the benefit of Lender and that such liens and security interests are valid and subsisting and are hereby renewed and carried forward. NHLP shall become the "Borrower" under the Note and Loan Agreement. The liability of Newmark Home Corporation for the payment of the Indebtedness is not released hereby.
Newmark represents and warrants to Lender that the post-transfer balance sheet of NHLP will be substantially identical with respect to assets, liabilities and capital structure to the pre-transfer balance sheet of Newmark.





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                                       V.

         In the event any item, term or provision contained in this Agreement is in conflict, or may be hereafter held to be in conflict with any applicable laws, this instrument shall be effected only as to its application to such item, term or provision, and shall in all other respects remain in full force and effect. In no event and upon no contingency shall the maker or makers of the Note or Notes secured hereby, or any party liable thereon or therefore, be required to pay interest in excess of the maximum interest that may be lawfully charged by the holder of said Indebtedness under the applicable usury laws.

                                      VI.

         Except as specifically modified herein, the terms and conditions of the Loan Agreement, the Note and the Mortgages shall in all other respects remain the same and shall continue as valid and binding obligations of the respective parties, their successors and assigns.

                                      VII.

         NHLP agrees to execute such other amendments and modifications to the Loan Agreement and the Security Instruments as Lender may reasonably request in connection herewith and to deliver to Lender the following:

(a) copies of the general warranty deeds from Newmark to NHC and from NHC to NHLP;

(b) copies of the resolutions of the boards of directors of the respective corporations, certified by the Secretary thereof, authorizing the transfers by Newmark and NHC and the assumption of the Indebtedness by NHLP and authorizing the formation of NHLP and the acquisition by Newmark of the General Partner's interest in NHLP;

(c) confirmation that all title binders covering the Mortgaged Property and issued prior to the date hereof remain in full force and effect;

(d) copies of all corporate documents of NHC including, without limitation, articles of incorporation, bylaws, certificates of existence and good standing, and the partnership agreement, certificate of limited partnership of NHLP and consents to the assumption of the Indebtedness; and

(e) opinions of counsel to Newmark, NHC and NHLP to the effect that (i) NHC is a corporation duly incorporated under the laws of the State of Nevada and in good standing in the State of Nevada, (ii) the transactions contemplated hereunder and the conveyances have been approved by all necessary corporate action on the part of NHC, (iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Newmark and NHC, (iv) this Agreement has been duly executed by authorized officers of Newmark and of





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         NHC, (v) NHLP is a limited partnership duly formed and existing under the laws of the State of Texas, (vi) all necessary partnership consents have been obtained for the execution and delivery of this Agreement, the transactions hereunder and the performance of this Agreement by NHLP, and (vii) this Agreement has been duly executed and delivered on behalf of NHLP.

Additionally, Lender shall have been reimbursed for its reasonable fees and expenses of counsel incurred in connection with this transaction and shall have received pro forma financial statements prepared in accordance with generally accepted accounting principles for NHLP which set forth a post-transfer balance sheet identical with respect to assets, liabilities and capital structure to Newmark's pre-transfer balance sheet satisfactory to Lender.

                                     VIII.

         This Agreement shall not be effective until it has been executed in Pittsburgh, Pennsylvania by the Lender.

         This Agreement is being executed in multiple original counterparts. For recording purposes, various counterparts have been executed and there may be attached to each such counterpart an Exhibit C containing only the description of the Mortgaged Property, or portions thereof, which relates to the county or state in which the particular counterpart is to be recorded. A complete original counterpart of this Agreement with a complete Exhibit C may be obtained from Lender. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

       THIS MODIFICATION AGREEMENT, THE NOTE, THE LOAN AGREEMENT, THE MORTGAGES AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

       THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


Address:                          NEWMARK HOME CORPORATION
10435 Greenbough, Ste. 101
Stafford, TX 77477
                                  By: /s/ TERRY WHITE
                                     ----------------------------------------
                                     Terry White, Chief Financial  Officer





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Address:                          NHC HOMES, INC.
One East First St., Ste. 1600
Reno, NV 89505
                                  By: /s/ LARRY HORNER
                                     ----------------------------------------
                                           Larry Horner, President


Address:                          NEWMARK HOMES, L.P.
10435 Greenbough, Ste. 101
Stafford, TX 77477                By:      NEWMARK HOME CORPORATION,
                                           Its Sole General Partner

                                  By: /s/ TERRY WHITE
                                     ----------------------------------------
                                      Terry White, Chief Financial Officer


Address:                          MELLON BANK, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258-0001

                                  By: /s/ JANIS R. CAREY
                                     ----------------------------------------
                                  Name:  JANIS R. CAREY
                                       --------------------------------------
                                  Title: Vice President
                                        -------------------------------------



THE STATE OF TEXAS              )
                                )
COUNTY OF FORT BEND             )

       This instrument was acknowledged before me on October 9, 1996 by Terry White, Chief Financial Officer of Newmark Home Corporation, a Nevada corporation, on behalf of said corporation.


                                  /s/ LINDA SOTIER
                                  ------------------------------------------
                                  Notary Public, State of Texas

                                           [SEAL]



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THE STATE OF NEW YORK   )
                        )
BOROUGH OF MANHATTAN    )

       This instrument was acknowledged before me on Oct. 15, 1996 by Larry Horner, President of NHC Homes, Inc., a Nevada corporation, on behalf of said corporation.

                                  /s/ DEIRDRE M. KEAG
                                  -------------------------------------------
                                  Notary Public, State of New York

                                         [SEAL]


THE STATE OF TEXAS      )
                        )
COUNTY OF FORT BEND     )

       This instrument was acknowledged before me on Oct. 9, 1996 by Terry White, Chief Financial Officer of Newmark Home Corporation, a Nevada corporation, Sole General Partner of Newmark Homes, L.P., a Texas limited partnership, on behalf of said limited partnership.


                                  /s/ LINDA SOTIER
                                  ---------------------------------------
                                  Notary Public, State of Texas

           [SEAL]



THE STATE OF PENNSYLVANIA     )
                              )
COUNTY OF ALLEGHENY           )

       This instrument was acknowledged before me on Oct. 18, 1996 by Janis R. Carey, Vice President of Mellon Bank, N.A., a national banking association, on behalf of said banking association.


                                  /s/ CHRISTINE SHOSTEK
                                  --------------------------------------------
                                  Notary Public, State of Pennsylvania


                                         [SEAL]



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